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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated May 16, 2001 incorporated by reference in SkyWest, Inc.'s Form 10-K for the fiscal year ended March 31, 2001 and to all references to our Firm included in this registration statement.


/s/ ARTHUR ANDERSEN LLP

Salt Lake City, Utah
September 27, 2001